HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5795 - PremierSolutions Standard (Series A)

333-151805        HV-6776 - Premier Innovations(SM)

Supplement dated July 28, 2011 to your Prospectus

REORGANIZATION POSTPONEMENT

BLACKROCK SMALL/MID-CAP GROWTH PORTFOLIO INTO BLACKROCK MID-CAP GROWTH EQUITY PORTFOLIO - INVESTOR A

As a result of the failure to meet quorum on June 24, 2011, the shareholders’ vote scheduled for June 24, 2011 has been adjourned until August 25, 2011.  The fund addition and reorganization effective date is hereby changed from on or about July 15, 2011 to on or about September 12, 2011.

In addition, the reference to July 14, 2011 regarding your allocation of new Contributions or transfers to the Merging Fund Sub-Account is hereby changed to September 9, 2011.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.